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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports dated January 22, 1997 included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-22749 and 333-16905.



                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 26, 1997











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